Prospectus Supplement

June 14, 2017

The Guardian Investor Retirement Asset Manager® Variable Annuity

The Guardian Investor® Individual Variable Annuity

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2017 for The Guardian Investor Retirement Asset Manager® Variable Annuity, a variable annuity contract issued through The Guardian Separate Account E and The Guardian Investor® Individual Variable Annuity, a variable annuity contract issued through The Guardian Separate Account D.

Pursuant to shareholder approval of the consummation of a plan of merger between Janus Capital Group Inc., the parent company of Janus Capital Management LLC, advisor to the Janus Aspen Series, and the Henderson Group plc effective May 30, 2017: Effective June 5, 2017, Janus Aspen Enterprise Portfolio was renamed Janus Henderson Enterprise Portfolio, Janus Aspen Forty Portfolio was renamed Janus Henderson Forty Portfolio, Janus Aspen Global Research Portfolio was renamed Janus Henderson Global Research Portfolio, and Janus Aspen Research Portfolio was renamed Janus Henderson Research Portfolio.

Except as set forth herein, all other provisions of the prospectuses noted above, as heretofore supplemented, shall remain unchanged.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

PROSUPP617RAM